Statutory Reserves and Restricted Net Assets	12 Months Ended
Dec. 31, 2025
Statutory Reserves and Restricted Net Assets [Abstract]
STATUTORY RESERVES AND RESTRICTED NET ASSETS

16. STATUTORY RESERVES AND RESTRICTED NET ASSETS

In accordance with the PRC laws and regulations, the Group’s PRC subsidiaries and VIEs and their subsidiaries are required to make appropriations to a statutory reserve, which is appropriated from net profits as reported in their PRC statutory accounts. The Group’s PRC subsidiaries and VIEs are required to appropriate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital. The Group recognized appropriations to statutory reserves of nil, RMB5,047 and RMB5,622 for the years ended December 31, 2023, 2024 and 2025, respectively.

Appropriations to an enterprise expansion reserve and a staff welfare and bonus reserve are to be made at the discretion of the board of directors of each of the Group’s PRC subsidiaries and VIEs. There were no appropriations to these reserves by the Group’s PRC entities for the years ended December 31, 2023, 2024 and 2025.

As a result of PRC laws and regulations and the requirement that distributions by the PRC entities can only be paid out of distributable profits computed in accordance with PRC GAAP, the PRC entities are restricted from transferring a portion of their net assets to the Company. Amounts restricted include paid-in capital and statutory reserves of the Group’s subsidiaries and VIEs and their subsidiaries. As of December 31, 2025, the aggregate amounts of paid-in capital, capital reserves and statutory reserves that represented the amount of net assets of the relevant entities in the Group not available for distribution amounted to approximately RMB1,164,620.